Exhibit 10.2

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE

This Agreement of Resignation, Appointment, and Acceptance (this “Agreement”), dated as of June 11, 2020 (the “Effective Date”), is among EXTRACTION OIL & GAS, INC. (the “Company”), a Delaware corporation, WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Resigning Trustee”), a national banking association organized and existing under the laws of the United States having its principal corporate trust office in Minneapolis, Minnesota, and WILMINGTON SAVINGS FUND SOCIETY, FSB (the “Successor Trustee”), a federal savings bank organized and existing under the laws of the United States having is principal corporate trust office in Wilmington, Delaware.

RECITALS

2024 SENIOR NOTES INDENTURE

WHEREAS, pursuant to the Indenture (the “2024 Senior Notes Indenture”), dated as of August 1, 2017, among the Company, the Resigning Trustee, and the Guarantors (as defined therein) party thereto, the Company issued its 7.375% Senior Notes due 2024 (the “2024 Senior Notes”);

WHEREAS, the Company appointed the Resigning Trustee as Trustee, Paying Agent, and Registrar under the 2024 Senior Notes Indenture;

WHEREAS, there are presently issued and outstanding 2024 Senior Notes in the aggregate principal amount of $400,000,000;

WHEREAS, pursuant to section 4.01 of the 2024 Senior Notes Indenture, the Company is required to pay interest on the principal amount of the 2024 Senior Notes semi-annually on May 15 and November 15 of each year;

WHEREAS, the Company failed to make the required interest payment on the 2024 Senior Notes on May 15, 2020;

WHEREAS, on May 21, 2020, the Company notified the Resigning Trustee of the Default (as such term is defined in the 2024 Senior Notes Indenture) resulting from the failure to make the interest payment on the 2024 Senior Notes on May 15, 2020;

WHEREAS, Section 7.08(b) of the 2024 Senior Notes Indenture provides that the Resigning Trustee may resign at any time by giving written notice thereof to the Company;

WHEREAS, Section 7.08(f) of the 2024 Senior Notes Indenture provides that the resignation of the Resigning Trustee will become effective when the Successor Trustee delivers a written acceptance of its appointment to the Company and Resigning Trustee;

WHEREAS, pursuant to Section 7.08(b) of the 2024 Senior Notes Indenture, the Resigning Trustee hereby gives written notice to the Company of its resignation as Trustee, Paying Agent, and Registrar, for the 2024 Senior Notes under the 2024 Senior Notes Indenture, which shall become effective as provided herein;

WHEREAS, the parties desire the appointment of the Successor Trustee to succeed the Resigning Trustee in the capacities of Trustee, Paying Agent, and Registrar, under the 2024 Senior Notes Indenture and in its respective capacities under the other documents executed by the Resigning Trustee in connection with or related to the 2024 Senior Notes Indenture or the 2024 Senior Notes and listed on Appendix A;

WHEREAS, pursuant to Section 7.08 of the 2024 Senior Notes Indenture, the Successor Trustee agrees to (a) accept its appointment as Trustee and Paying Agent, and (b) serve as Registrar under the 2024 Senior Notes Indenture;

WHEREAS, (i) the 2024 Senior Notes Indenture requires the Company to pay the Resigning Trustee for all services rendered by it (in any and all capacities) under the 2024 Senior Notes Indenture and in connection with the 2024 Senior Notes and to indemnify the Resigning Trustee (in any and all capacities) for, and to hold it harmless against, any loss, liability, or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder, (ii) the 2024 Senior Notes Indenture grants the Resigning Trustee (in any and all capacities) liens (each a “2024 Senior Notes Lien”) prior to the 2024 Senior Notes as security for the performance of the obligations of the Company under Section 7.07 of the 2024 Senior Notes Indenture, and (iii) all of the rights and interests of the Resigning Trustee under Section 7.07 of the 2024 Senior Notes Indenture are continuing and shall survive the satisfaction and discharge of the 2024 Senior Notes Indenture and the resignation of the Resigning Trustee;

2026 SENIOR NOTES INDENTURE

WHEREAS, pursuant to the Indenture (the “2026 Senior Notes Indenture”), dated as of January 25, 2018, between the Company, the Resigning Trustee, and the Guarantors (as defined therein) party thereto, the Company issued its 5.625% Senior Notes due 2026 (the “2026 Senior Notes” and, together with the 2024 Notes, the “Senior Notes”);

WHEREAS, the Company appointed the Resigning Trustee as Trustee, Paying Agent, and Registrar under the 2026 Senior Notes Indenture;

WHEREAS, there are presently issued and outstanding 2026 Senior Notes in the aggregate principal amount of $700,189,000;

WHEREAS, Section 7.08(b) of the 2026 Senior Notes Indenture provides that the Resigning Trustee may resign at any time by giving written notice thereof to the Company;

WHEREAS, Section 7.08(f) of the 2026 Senior Notes Indenture provides that the resignation of the Resigning Trustee will become effective when the Successor Trustee delivers a written acceptance of its appointment to the Company and Resigning Trustee;

WHEREAS, pursuant to Section 7.08(b) of the 2026 Senior Notes Indenture, the Resigning Trustee hereby gives written notice to the Company of its resignation as Trustee, Paying Agent, and Registrar, for the 2026 Senior Notes under the 2026 Senior Notes Indenture, which shall become effective as provided herein;

WHEREAS, the parties desire the appointment of the Successor Trustee to succeed the Resigning Trustee in the capacities of Trustee, Paying Agent, and Registrar, under the 2026 Senior Notes Indenture and in its respective capacities under the other documents executed by the Resigning Trustee in connection with or related to the 2026 Senior Notes Indenture or the 2026 Senior Notes and listed on Appendix A;

WHEREAS, pursuant to Section 7.08 of the 2026 Senior Notes Indenture, the Successor Trustee agrees to (a) accept its appointment as Trustee and Paying Agent, and (b) serve as Registrar under the 2026 Senior Notes Indenture;

WHEREAS, (i) the 2026 Senior Notes Indenture requires the Company to pay the Resigning Trustee for all services rendered by it (in any and all capacities) under the 2026 Senior Notes Indenture and in connection with the 2026 Senior Notes and to indemnify the Resigning Trustee (in any and all capacities) for, and to hold it harmless against, any loss, liability, or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder, (ii) the 2026 Senior Notes Indenture grants the Resigning Trustee (in any and all capacities) liens (each a “2026 Senior Notes Lien” and together with the 2024 Senior Notes Lien, the “Liens”) prior to the 2026 Senior Notes as security for the performance of the obligations of the Company under Section 7.07 of the 2026 Senior Notes Indenture and (iii) all of the rights and interest of the Resigning Trustee under Section 7.07 of the 2026 Senior Notes Indenture are continuing and shall survive the satisfaction and discharge of the 2026 Senior Notes Indenture and the resignation of the Resigning Trustee;

THE INDENTURES

WHEREAS, the Successor Trustee agrees to exercise its Liens for the benefit of the Resigning Trustee to pay any and all amounts owed to the Resigning Trustee (in any and all capacities) under the 2024 Senior Notes Indenture and the 2026 Senior Notes Indenture (together, the “Indentures”) and related documents and to protect all rights, immunities, and indemnities of Resigning Trustee (in any and all capacities) under the Indentures, related documents, and the Senior Notes; and

WHEREAS, the Successor Trustee further agrees that all of the Resigning Trustee’s fees and expenses (in any and all capacities) arising out of or in connection with the Indentures and the Senior Notes shall be paid pari passu with the Successor Trustee (in any and all capacities), in connection with any and all funds it receives or any distribution that it makes under the Indentures.

NOW, THEREFORE, the Company, the Resigning Trustee, and the Successor Trustee, for and in consideration of the covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

ARTICLE One

RESIGNATION OF THE RESIGNING TRUSTEE;

APPOINTMENT OF SUCCESSOR TRUSTEE.

Section 1.1.        The Recitals set forth above are incorporated by reference.

Section 1.2.       The Resigning Trustee hereby confirms its resignation as Trustee, Paying Agent, and Registrar under the Indentures and related documents.

Section 1.3.        Pursuant to Sections 2.03 and 7.08 of the Indentures, the Company hereby appoints the Successor Trustee as the successor Trustee, Paying Agent, and Registrar under the 2024 Senior Notes Indenture and related documents and the successor Trustee, Paying Agent, and Registrar under the 2026 Senior Notes Indenture and related documents.

Section 1.4.       All conditions precedent applicable to the Company relating to the appointment of the Successor Trustee as Trustee, Paying Agent, and Registrar under the Indentures have been satisfied.

Section 1.5.      The Resigning Trustee has made, or promptly will make, available to the Successor Trustee copies of the Indentures and each of the documents listed on Appendix A that are in the Resigning Trustee’s possession.

Section 1.6.      The Company shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest in and confirm to the Successor Trustee all the rights, powers, trusts, duties, and obligations hereby assigned, transferred, delivered, and confirmed to the Successor Trustee.

ARTICLE Two
ACCEPTANCE OF APPOINTMENTS OF THE SUCCESSOR TRUSTEE.

Section 2.1.      The Successor Trustee hereby represents and warrants to the Resigning Trustee and the Company that the Successor Trustee is qualified and eligible under Article 7 of the 2024 Senior Notes Indenture and Article 7 of the 2026 Senior Notes Indenture and applicable law to act and serve as the Trustee.

Section 2.2.      Pursuant to Sections 2.03 and 7.08 of the Indentures, the Successor Trustee hereby (a) acknowledges and accepts its appointment as the Trustee and Paying Agent and (b) acknowledges and accepts the capacities, rights, and responsibilities of the Registrar under the Indentures and related documents.

Section 2.3.       The Resigning Trustee hereby confirms, assigns, transfers, delivers, and conveys to the Successor Trustee, as Trustee, Paying Agent, and Registrar under the 2024 Senior Notes Indenture and the 2026 Senior Notes Indenture, all rights, powers, and duties which the Resigning Trustee, in all such capacities, now holds under and by virtue of the Indentures and related documents, and shall pay over to the Successor Trustee any and all property and moneys held by the Resigning Trustee under and by virtue of the Indentures, subject to the liens and priority of payment rights provided by Sections 7.07 of the Indentures, which lien and priority of payment rights the Resigning Trustee expressly reserves to the fullest extent necessary to secure the Company’s obligations to the Resigning Trustee (in all capacities), and which lien and priority of payment rights also shall secure the Company’s obligations to the Successor Trustee (in all capacities).

Section 2.4.        The Successor Trustee hereby agrees that it will exercise its Liens for the benefit of the Resigning Trustee to pay any and all amounts owed to the Resigning Trustee under the Indentures and related documents and that all of the Resigning Trustee’s fees and expenses arising out of or in connection with the Indentures and the Seniors Notes shall be paid pari passu with the Successor Trustee, in connection with any and all funds it receives or any distribution that it makes under the Indentures.

ARTICLE Three

MISCELLANEOUS.

Section 3.1.        This Agreement and the resignation, appointment, and acceptance hereby shall be effective as of the close of business on Effective Date; provided, however, that the resignation of the Resigning Trustee as Registrar and Paying Agent under the 2024 Senior Note Indenture and as Registrar and Paying Agent under the 2026 Senior Note Indenture, and the appointment of the Successor Trustee in such capacities, shall be effective upon the earlier of (a) ten business days after the Effective Date; and (b) the date that The Depository Trust Company (“DTC” swings the position of the Resigning Trustee to the Successor Trustee. For the avoidance of doubt, the Successor Trustee will immediately succeed the Resigning Trustee as Trustee under the Indentures on the Effective Date.

Section 3.2.        No amendment shall be made to this Agreement without the written consent of all parties hereto which may be provided in counterparts.

Section 3.3.        Each person executing this Agreement represents and warrants that such person has the authority to execute this Agreement on behalf of, and to bind, the party on whose behalf such person executes this Agreement. Each person executing this Agreement further represents and warrants that this Agreement has been duly authorized, executed, and delivered on behalf of the parties hereto and constitutes a legal, valid, and binding obligation enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent transfer, fraudulent conveyance, or other similar laws affecting the enforcement of creditors’ rights generally, an implied covenant of good faith and fair dealing and by general principles of equity.

Section 3.4.        This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which the Resigning Trustee may have incurred in connection with its serving as Trustee, Paying Agent, and Registrar under the Indentures or an assumption by the Successor Trustee of any liability of the Resigning Trustee arising out of a breach by the Resigning Trustee prior to its resignation of its duties under the Indentures; provided, further, that nothing herein alters or impairs the Resigning Trustee’s rights under the Indentures or otherwise.

Section 3.5.        Pursuant to Section 7.08(f) of the 2024 Senior Note Indenture and Section 7.08(f) of the 2026 Senior Note Indenture, the Successor Trustee shall give notice to the Holders of the Senior Notes of the resignation of the Resigning Trustee and appointment of the Successor Trustee.

Section 3.6.        This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same Agreement. Delivery of a counterpart by facsimile or e-mail transmission of an Adobe portable document format file (also known as a “.PDF” file) shall be effective as delivery of a manually-executed counterpart hereof.

Section 3.7.        This Agreement sets forth the entire agreement of the parties hereto with respect to its contents, and supersedes any and all prior correspondence, emails or discussions, whether oral or written, with respect to such contents.

Section 3.8.        All notices, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

TO THE RESIGNING TRUSTEE:

Wells Fargo Bank, National Association

Attn: Thomas M. Korsman

600 S. 4th Street

MAC N9300-061

Minneapolis, MN 55479

Telephone: (612) 466-5890

E-mail: Thomas.m.korsman@wellsfargo.com

TO THE SUCCESSOR TRUSTEE:

Wilmington Savings Fund Society, FSB

Attn: Patrick Healy

500 Delaware Avenue Wilmington, Delaware 19801

Telephone: (302) 888-7420

E-mail: phealy@wsfsbank.com

TO THE COMPANY:

Extraction Oil & Gas, Inc.

370 17th Street, Suite 5300

Denver, CO 80202

Facsimile No.: (720) 557-8301

Attn: Chief Financial Officer

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement of Resignation, Appointment and Acceptance to be deemed effective as provided above.

Dated: June 11, 2020	EXTRACTION OIL & GAS, INC., as the Company

/s/ Eric J. Christ
By: Eric J. Christ
Title: Vice President, General Counsel & Corporate Secretary

[Signature Page to Tripartite Agreement]

Dated: June 11, 2020	WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Resigning Trustee

/s/ Ryan Thomas
By: Ryan Thomas
Its: Vice President

[Signature Page to Tripartite Agreement]

Dated: June 11, 2020	WILMINGTON SAVINGS FUND SOCIETY, FSB, as the Successor Trustee

/s/ Raye D. Goldsborough
By: Raye D. Goldsborough
Its: Assistant Vice President

[Signature Page to Tripartite Agreement]

APPENDIX A

Documents to be Delivered to Successor Trustee1

1.                  Indenture, dated as of August 1, 2017, among Extraction Oil & Gas, Inc., each of the Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee.

2.                  Indenture, dated as of January 25, 2018, among Extraction Oil & Gas, Inc., each of the Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee.

3.                  A complete copy of the register of Holders under each applicable Indenture.

4.                  Copies of any official notices sent by the Resigning Trustee to Holders of the Senior Notes pursuant to the terms of the Indentures during the past twelve months.

5.                  Any and all original Global Notes and all unissued Senior Notes inventory (if any).

6.                  Such other documents or information as the Successor Trustee may reasonably request in order to act as Trustee, Paying Agent, and Registrar under the Indentures.

1 The Resigning Trustee agrees to provide such documents as it holds in its files for this account. The Resigning Trustee makes no representations as to the completeness of these files and will provide only such documents as it reasonably may access within these files.

[Appendix A to Tripartite Agreement]